UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 3, 2020

Taylor Morrison Home Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35873	83-2026677
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4900 N. Scottsdale Road, Suite 2000

Scottsdale, Arizona 85251

(Address of principal executive offices and zip code)

(480) 840-8100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Name of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	TMHC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01.	Regulation FD Disclosure.

On September 3, 2020, Taylor Morrison Home Corporation announced that its indirect wholly owned subsidiaries, Taylor Morrison Communities, Inc. (the “Issuer”) and William Lyon Homes, Inc. (“California Lyon”), respectively, issued notices of redemption for the entire outstanding principal amount of (i) the 6.000% senior notes due 2023 of the Issuer (the “2023 Taylor Morrison Notes”), (ii) the 5.875% senior notes due 2025 of the Issuer (the “2025 Taylor Morrison Notes”), (iii) the 6.00% senior notes due 2023 of California Lyon (the “2023 California Lyon Notes”) and (iv) the 5.875% senior notes due 2025 of California Lyon (the “2025 California Lyon Notes”). The notices of redemption state that (i) the entire outstanding principal amount of the 2023 Taylor Morrison Notes will be redeemed on September 14, 2020 at a price equal to 103.000% of the principal amount of the 2023 Taylor Morrison Notes to be redeemed plus accrued and unpaid interest to, but excluding, the redemption date, (ii) the entire outstanding principal amount of the 2025 Taylor Morrison Notes will be redeemed on September 14, 2020 at a price equal to 102.938% of the principal amount of the 2025 Taylor Morrison Notes to be redeemed plus accrued and unpaid interest to, but excluding, the redemption date, (iii) the entire outstanding principal amount of the 2023 California Lyon Notes will be redeemed on September 9, 2020 at a price equal to 103.000% of the principal amount of the 2023 California Lyon Notes to be redeemed plus accrued and unpaid interest to, but excluding, the redemption date and (iv) the entire outstanding principal amount of the 2025 California Lyon Notes will be redeemed on September 9, 2020 at a price equal to 102.938% of the principal amount of the 2025 California Lyon Notes to be redeemed plus accrued and unpaid interest to, but excluding, the redemption date.

The information under this Item 7.01 of this report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 3, 2020

Taylor Morrison Home Corporation

By:	/s/ C. David Cone
Name:	C. David Cone
Title:	Executive Vice President and Chief Financial Officer